UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 20, 2021 (September 14, 2021)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 14, 2021, the Company issued a press release entitled “Summit Wireless Technologies Announces New Chief Strategist and Inducement Grant Under Nasdaq Listing Rule 5635(C)(4).” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K (“Form 8-K”) provided under this Item 8.01 and Exhibit 99.1 attached hereto are furnished to, but shall not be deemed filed with, the U.S. Securities and Exchange Commission (the “SEC”) or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Summit Wireless Technologies, Inc., dated September 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date; September 20, 2021	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer